SIDLEY AUSTIN LLP 787 SEVENTH AVENUE NEW YORK, NY 10019 (212) 839 5300 (212) 839 5599 FAX	BEIJING BOSTON BRUSSELS CHICAGO DALLAS GENEVA	HONG KONG HOUSTON LONDON LOS ANGELES NEW YORK PALO ALTO	SAN FRANCISCO SHANGHAI SINGAPORE SYDNEY TOKYO WASHINGTON, D.C.

FOUNDED 1866

October 6, 2014

VIA EDGAR

Securities and Exchange Commission

100 F Street, NE

Washington, DC 20549

Re:	LifePath® Index Retirement Portfolio, LifePath® Index 2020 Portfolio, LifePath®

Index 2025 Portfolio, LifePath® Index 2030 Portfolio, LifePath® Index 2035

Portfolio, LifePath® Index 2040 Portfolio, LifePath® Index 2045 Portfolio,

LifePath® Index 2050 Portfolio and LifePath® Index 2055 Portfolio, each a series of BlackRock Funds III

(Securities Act File No. 33-54126,

Investment Company Act File No. 811-07332)

Ladies and Gentlemen:

On behalf of BlackRock Funds III and pursuant to Rule 497(e) under the Securities Act of 1933, as amended, attached for filing are exhibits containing interactive data format risk/return summary information that mirrors the risk/return summary information in the supplement dated September 30, 2014 to the Prospectus, dated April 30, 2014, for LifePath® Index Retirement Portfolio, LifePath® Index 2020 Portfolio, LifePath® Index 2025 Portfolio, LifePath® Index 2030 Portfolio, LifePath® Index 2035 Portfolio, LifePath® Index 2040 Portfolio, LifePath® Index 2045 Portfolio, LifePath® Index 2050 Portfolio and LifePath® Index 2055 Portfolio (the “Funds”). The purpose of this filing is to submit the 497(e) filing dated September 30, 2014 in XBRL for the Funds.

Any questions or comments about this filing should be directed to the undersigned at (212) 839-8615.

Very truly yours,

/s/ Jesse C. Kean
Jesse C. Kean

Enclosures

cc:	Benjamin Archibald, Esq.

BlackRock Advisors, LLC

Sidley Austin (NY) LLP is a Delaware limited liability partnership doing business as Sidley Austin LLP and practicing in affiliation with other Sidley Austin partnerships.